SO-40725

Johnson Controls

NA PURCHASE ORDER
NO: 21052074 REV 2

Order Date: MAR/12/2012

Supplier No : 321140
Tel : 905-625-5111 Fax : 905-625-9939

Contact : DRASKO KARANOVIC

Supplier Name: D&R TECHNOLOGY, INC.
7669 Kimbel Street
MISSISSAUGA Ontario L5S 1A7
Canada

Invoice Mailing Address :
AE NA SSC - AP
PO BOX 981700
EL PASO, TX
79998-1700 USA
US +1 877-334-8706
share-services-center-na@jci.com

Delivery address :
Ray Colvin
Johnson Controls
205 Douglas Ave.
Holland Michigan 49424
USA

Payment Terms : Within 90 days Due net (Net 90)
Incoterms : Free Carrier
MISSISSAUGA ONTARIO

Purchasing Group: N11 - Lakewood Mech
Buyer Name: Joanne Flemming
Tel : 6163948538 Extn:
Fax: 6163948006
E-mail: Joanne.M.Flemming@jci.com
Requestor : Joanne Flemming

Terms and conditions.
This purchase order is governed exclusively by Johnson Controls' Terms and Conditions of Purchase and any country supplement specified (both available at http://www.johnsoncontrols.com/ae-terms and incorporated here by reference), except as modified therein. All other terms are rejected. Shipments must comply with supplier routing instructions found at http://www.johnsoncontrols.com/publish/us/en/suppliers/automotive_experience.html or a debit may be incurred for excessive shipping costs. Seller must comply with the Johnson Controls Supplier Standards Manual. The purchase order number must appear on all invoices, packing slips and bills of lading.A packing slip must accompany all shipments, showing the order and part number, quantity and supplier number. All Pre production parts must be marked / labeled with the Johnson Controls - AE part number and revision level as indicated on the CAD model and / or drawing. Pre production parts that are shipped without proper identification as stated above will be returned to the shipper at their expense.

Header Text

Line	Effective Date	Plant	C/S	Due Date	Part Number	Quantity	UOM	Per Unit Price	Total
					Descriptions				
00001		0919		03/16/2012	G907010	300	EA	26.00000	7,800.00
					Prototypes				
-Colvin - PN 2139004 2R Back Upper									
00002		0919		03/16/2012	G907010	300	EA	15.00000	4,500.00
					Prototypes				

12,300-